Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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SMOKIN CONCEPTS DEVELOPMENT CORPORATION
(Name of Registrant as Specified In Its Charter)

_______________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SMOKIN CONCEPTS DEVELOPMENT CORPORATION
2 North Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
(719) 265-5821

October 3, 2013

To Our Shareholders:

You are cordially invited to a Special Meeting of Shareholders (the “Meeting”) of Smokin Concepts Development Corporation (the “Company”) to be held in the Summit Room of the Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, CO 80903 on Monday, November 11, 2013, at 10:00 a.m. local time.

The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages.  Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting.  Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.

WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

Sincerely,

ROBERT B. MUDD, CHAIRMAN

SMOKIN CONCEPTS DEVELOPMENT CORPORATION
2 North Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
(719) 265-5821

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
AND IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING
TO BE HELD ON NOVEMBER 11, 2013

October 3, 2013

To the Shareholders of Smokin Concepts Development Corporation:

A Special Meeting of Shareholders (the “Meeting”) of Smokin Concepts Development Corporation, a Colorado Corporation (the “Company”) will be held in the Summit Room of the Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, CO 80903 on November 11, 2013, at 10:00 a.m. local time.

This Notice and Proxy Statement, the Company’s 2012 Annual Report on Form 10-K, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, and the proxy card (the “Proxy Materials”) are available on line at: www.shdenver.com. Registered shareholders may cast their vote or proxy online at: https://secure.corporatestock.com/vote.php. Online votes must be submitted by Thursday, November 7, 2013, by 5:00pm Mountain Time.

The Meeting is held for the purpose of considering and voting upon proposals to:

1.	Approve (by disinterested vote) a related party transaction whereby the Company will acquire all the equity interests in Bourbon Brothers Holding Company, LLC (the “Transaction”).

2.	If Proposal One is approved, elect two directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

3.
If Proposal One is approved, amend our Articles of Incorporation to increase our authorized capital to 120,000,000 shares, consisting of 100,000,000 shares of common stock and 20,000,000 shares of preferred stock.

4.	If Proposal One is approved, approve an increase in the number of shares reserved under the Company’s 2012 Stock Option Plan.

5.	If Proposal One is approved, amend the Articles of Incorporation to change the name of the Company to Bourbon Brothers Holding Corporation.

6.	If Proposal One is approved, amend Article V, Section 8 of our Articles of Incorporation regarding the purpose of the Company.

7.	Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

The Board of Directors is not aware of any other business to come before the Meeting.  Pursuant to the Company’s Bylaws, the Board of Directors has fixed the close of business on October 2, 2013, as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

The Company recommends the approval of all the above-listed proposals.  If you wish to attend the meeting in person and vote on the above-listed proposals, you may, but need not, fill out and return a proxy card included with this Notice and available online with the Proxy Materials.  You may also attend the meeting in person at the above-listed address and vote your shares in person at the meeting. You may also complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope.  The proxy will not be used if you attend the Meeting and vote in person.  Alternatively, you may vote your shares online.

           EACH SHAREHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD OR TO VOTE ONLINE.  ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING.  HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS,

Robert B. Mudd, Chairman

SMOKIN CONCEPTS DEVELOPMENT CORPORATION
2 North Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
(719) 265-5821

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER 11, 2013

October 3, 2013

To Our Shareholders:

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors of Smokin Concepts Development Corporation (the “Company”) of proxies to be used at the Special Meeting of Shareholders (the “Meeting”) to be held in the Summit Room of the Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, CO 80903 on Monday, November 11, 2013, at 10:00 a.m. local time, and at any adjournments or postponements thereof.  The Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  This Proxy Statement, the accompanying proxy card, the Company’s Form 10-K for the year ended December 31, 2012, Form 10-Q for the quarter ended June 30, 2013, Pro Forma financials, and the Notice of Special Meeting of Shareholders (collectively, the “Proxy Materials”) are first being mailed to shareholders beginning on or about October 7, 2013.

GENERAL INFORMATION

Solicitation

The enclosed proxy is being solicited by the Company’s Board of Directors.  The costs of the solicitation will be borne by the Company.  Proxies may be solicited personally or by mail, telephone, facsimile or email by directors, officers and employees of the Company, none of whom will receive any additional compensation for such solicitations.  The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the Company’s shares.

Voting Rights and Votes Required

Holders of shares of Smokin Concepts Development Corporation common stock (the “Common Stock”) at the close of business on Wednesday, October 2, 2013 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting.  As of the Record Date 9,554,553 shares of Company’s Common Stock were outstanding.

The presence, in person or by proxy, of holders of one-third of the shares then issued and outstanding and entitled to vote as of the Record Date constitute a quorum for the transaction of business at the Meeting.  Holders of Common Stock are entitled to one vote per share.  The presence in person or by proxy of the holders of capital stock representing at least 3,184,851 shares entitled to vote at the Meeting is required for a quorum.  In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.  Abstentions will count towards quorum requirements.

As to the election of directors under Proposal Two, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld.

The affirmative vote of a majority of the votes cast on the matter is required to approve Proposal Nos. 1, 3, 4, 5, and 6; however, the Board of Directors is requesting that Proposal No. 1 be approved by a majority of the votes cast on the Proposal and held by disinterested shareholders in order to proceed with Proposal No. 1.  Similarly, Proposal Nos. 2 through 6 are each contingent on Proposal No. 1 being approved by such disinterested votes. As to these Proposal Nos. 1, 3, 4, 5, and 6, a shareholder may:  (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal.  Abstentions and broker non-votes will not have an effect on these proposals.  Shareholders are not entitled to cumulative voting on any issue being presented to the shareholders.

The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

Shares of Common Stock represented by all properly executed proxies received at the Company’s transfer agent by Thursday, November 7, 2013, will be voted as specified in the proxy.  Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted “FOR” the slate of directors described herein and “FOR” each of the proposals.

Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein.  If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire.  A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company’s corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

This Proxy Statement, the Company’s 2012 Annual Report on Form 10-K, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, and the proxy card are available on line at: www.shdenver.com. Registered shareholders may cast their vote or proxy online at: https://secure.corporatestock.com/vote.php. Online votes must be submitted by Thursday, November 7, 2013, at 5:00pm Mountain Time.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Directors, Management and Certain Beneficial Owners

The number of shares outstanding of the Company’s Common Stock at October 3, 2013, was 9,554,553. The following table sets forth the beneficial ownership of the Company’s common stock as of October 3, 2013, by each director, director nominee and executive officer of the Company, as well as all 5% or greater beneficial owners of the Company, both before the Transaction and on a post-closing approximate basis assuming Proposal One is approved and the Transaction closes.  To the extent any of the named shareholders own derivative securities that are vested or otherwise exercisable into shares of our common stock these securities are included in the column regarding that shareholders’ common stock beneficial ownership (as required by Rule 13d-3(a)) and the material terms of such derivative securities are explained in the notes to the table.

	Amount and Nature of Beneficial Ownership Pre-Transaction (1)		Percent of Common Stock Pre-Transaction	Post-Transaction Basis Number of Shares (1)		Post-Transaction Basis Percent of Common Stock
Gary Tedder
2 North Cascade Ave, Suite 1400	860,362		9.00%	2,581,010		5.16%
Colorado Springs, CO 80903

J.W. Roth
2 North Cascade Ave, Suite 1400	1,148,880	(2)	12.02%	9,936,032	(4)	19.87%
Colorado Springs, CO 80903

David Lavigne
2 North Cascade Ave, Suite 1400	1,149,059	(3)	12.03%	4,860,252	(5)	9.72%
Colorado Springs, CO 80903

Accredited Members Acquisition Corp.
2 North Cascade Ave, Suite 1400	662,259		6.93%	662,259		1.32%
Colorado Springs, CO 80903

Robert B. Mudd
2 North Cascade Ave, Suite 1400	_		0.00%	2,400,484		4.80%
Colorado Springs, CO 80903

(1) Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(2) Includes 286,621 shares owned by his spouse and 662,259 shares owned by Accredited Members Acqusition Corp., an entity controlled by Mr. Roth and Mr. Lavigne.
(3) Includes 662,259 shares owned by Accredited Members Acqusition Corp., an entity controlled by Mr. Lavigne and Mr. Roth.
(4) Includes 4,352,204 shares owned by his spouse and direct descendants and 662,259 shares owned by Accredited Members Acqusition Corp., an entity controlled by Mr. Roth and Mr. Lavigne.
(5) Includes 164,417 shares owned by his spouse and 662,259 shares owned by Accredited Members Acqusition Corp., an entity controlled by Mr. Lavigne and Mr. Roth.

Changes in Control

Except for Proposal One set forth below, there are no arrangements known to the Company which may result in a change in control of the Company.

MANAGEMENT

The table below sets forth the names, titles, and ages of the members of the Company’s Board of Directors, director nominees and its executive officers.   Executive officers of the Company are appointed by the Board of Directors and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors.  There are no family relationships among any of the directors and executive officers of the Company.  There was no agreement or understanding between the Company and any director, director nominee or executive officer pursuant to which he was selected as an officer or director, except as described in Proposal One.

Name	Position	Age	Year Appointed as Officer or Director
Robert B. Mudd	Interim Chief Executive Officer, Interim Chief Financial Officer, Director and Director Nominee	43	2013
JW Roth	Director Nominee	49
Gary Tedder	President and Director	60	2011

Robert B. Mudd currently serves as the interim Chairman of the Board, interim Chief Executive Officer and interim Chief Financial Officer.  Mr. Mudd holds outside business interests and has over 20 years of business management experience and has served in a number of executive roles, ranging from COO to CEO. His first 15 years were spent in the technology and telecommunications industry, where he was President of Correctional Billing Services, Executive Vice President of Operations at Securus Technologies, COO of Evercom Systems and COO of TDM, Inc. Most recently, he was the COO of Childrens HopeChest. Mr. Mudd is a founder and Manager of Bourbon Brothers Holding Company, LLC (and its subsidiaries), former COO of Accredited Members, Inc. and the founder and CEO of the Story Company. He has a bachelor’s degree in Education from the University of Louisville.

J.W. Roth served as the Company’s Chairman of the Board from inception through May 17, 2013.  Mr. Roth was Co-Chairman and CEO of Accredited Members Acquisition Corporation through July 2013 and was a founding member of Accredited Members, Inc.  Mr. Roth was actively involved in all phases of the Company’s development.    Mr. Roth served as a director of Disaboom, Inc. (OTC-Pink Sheets DSBO.PK) from its inception through May 2009.  Mr. Roth is a founder and member of Cathedral Peaks Capital, LLC and Bourbon Brothers Holding Company, LLC.  Since 1997 Mr. Roth has served as the as the President of JW Roth & Company, Inc., a consulting company.  Prior to founding JW Roth & Company, Mr. Roth worked in the financial sales industry for American National Insurance Company and the Prudential Insurance Company.  Additionally, Mr. Roth has worked for, and been associated with, the business development of several companies such as Fear Creek Ranches, IMI Global, Inc., CattleNetwork, Inc., Front Porch Direct, and AspenBio Pharma, Inc.

Gary Tedder is the President and a Director of the Company.  Mr. Tedder worked from September 2009 to November 2011 at Accredited Members, Inc., and served as the Senior Vice President of that entity from January 2010.  Since November 2011 he has devoted substantially all of his business time to Smokin Concepts Development Corporation.  Mr. Tedder is a founder and member of Bourbon Brothers Holding Company, LLC  For more than ten years prior to joining Accredited Members, Inc., Mr. Tedder was self-employed as a business consultant.  Mr. Tedder has over 35 years of experience as an entrepreneur and business development director for various companies, from real estate to entertainment.  Additionally, he has been instrumental in making strategic introductions throughout the nonprofit world and business community, through creatively deploying contact capital from his extensive network.

Legal Proceedings

During the past ten years, none of the persons serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including:  (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity.  Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

Board of Directors – Composition, Qualifications and Attributes

The Company’s Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board of Directors to satisfy its oversight obligations effectively.  Currently, the Company does not have a separate nominating committee as, to date, it does not believe that the Company as an early stage company with limited personnel, required such a committee.  However, as the Company grows, the Board may consider establishing a separate nominating committee.  As such, currently the Board of Directors as a whole is in charge of identifying and appointing appropriate persons to add to the Board of Directors when necessary.

In identifying Board candidates it is the Board’s goal to identify persons whom it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors.

Board Leadership Structure and Role in Oversight

The Company’s Board of Directors currently comprises two persons, being Robert B. Mudd and Gary Tedder.  Messrs. Mudd and Tedder have been actively involved in the Company’s, and its wholly owned subsidiary, Southern Hospitality Franchisee Holding Corporation’s (“SHFHC”), development and operations since June 2013 (as to Mr. Mudd) and inception (as to Mr. Tedder). If the Transaction described in Proposal One is approved and closed, and if the director nominees described in Proposal Two are approved, then Mr. Tedder has agreed to resign from the Board, and the Board will comprise Messrs. Roth and Mudd.

The Board of Directors is responsible for risk oversight of the Company.  Risks facing the Company include competitive, economic, operational, financial, accounting, liquidity, tax, regulatory, safety, employment, political and other risks that are attendant to early stage companies.  Risks are reported to the Board of Directors through the Company’s (and its subsidiaries’) executive officers, who are responsible for the identification, assessment and management of the Company’s risks.  However, the current members of the Board of Directors are actively involved in various aspects of the Company’s operations and thus are also charged with identifying risks. The Board of Directors regularly discusses the risks identified and reported by the Company’s executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.

Meetings of the Board and Committees

The Board of Directors met once during the Company’s fiscal year ended December 31, 2012.  The Board of Directors took action by written consent four times following the merger on November 13, 2012, between Southern Hospitality Franchisee Holding Corporation and ADI Acquisition Corp (the “Merger Transaction”). During 2013 through the date of this proxy statement, the Board of Directors took action by written consent six times.  The Company’s Board of Directors maintained regular communications throughout the year between all of the officers and directors.  The Company does not have a policy regarding board members’ attendance at annual meetings of shareholders.  As discussed in more detail below, the Company does not have standing audit, nominating or compensation committees.

Committees of the Company’s Board of Directors; Code of Ethics

            The Company does not have a separately designated audit committee or compensation committee. Instead, the entire Board as a whole acts as the Company’s audit and compensation committees.  Consequently the Company does not currently have a designated audit committee financial expert.

The Company has not adopted a code of ethics because the board does not believe that, given the small size of the Company, its limited personnel, and the limited number of transactions the Company has engaged in, a code of ethics is warranted.

No Nominating Committee; Procedures by which Security Holders May Recommend Nominees to the Board of Directors

The Company does not have a separately designated nominating committee.  The Company does not have such a committee because we currently believe that, given our small size, the fact that none of the members of our Board are currently considered “independent”, and because no Company securities are traded on a stock exchange, that such a committee is not currently necessary.  Unless and until the Company establishes a separate nominating committee, when a board vacancy occurs, the remaining board members will participate in deliberations concerning director nominees.  In the future the Company may determine that it is appropriate to designate a separate nominating committee of the board of directors comprised solely of independent directors.

To date, the Board of Directors has not adopted a formal procedure by which shareholders may recommend nominees to the board of directors.   In considering candidates for membership on the Board of Directors, the Board of Directors will take into consideration the needs of the Company and its Board of Directors and the qualifications of the candidate.  With respect to potential new Board members the Board will require and/or review information such as the following:

▪	The name and address of the proposed candidate;

▪	The proposed candidates’ resume or a listing of his or her qualifications to be a director of the Company;

▪	A description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board and committee memberships;

▪	A confirmation of such person’s willingness to serve as a director if selected by the Board of Directors; and

▪	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company’s proxy statement if such person were a nominee.

Independence of the Board of Directors

Our Board of Directors currently consists of Messrs. Mudd and Tedder. If the Transaction described in Proposal One is approved and closed, and if the director nominees described in Proposal Two are approved, then Mr. Tedder has agreed to resign from the Board, and the Board will comprise Messrs. Roth and Mudd.  None of the directors or director nominees are considered “independent” as that term defined by Section 803A of the NYSE MKT LLC Company Guide inasmuch as each of the directors has had material relationships with the Company.  The Board considers all relevant facts and circumstances in its determination of independence of all members of the Board.

Shareholder Communication with the Board of Directors

The Company values the views of its shareholders (current and future shareholders, employees and others).  Any shareholder desiring to communicate directly with any officer or director of the Company may address correspondence to that person at our offices in Colorado Springs, Colorado.  Our office staff will forward such communications to the addressee.

Transactions with Related Persons

The Company’s Board of Directors as a whole is charged with reviewing and approving all related party transactions.  There have not been any transactions, or proposed transactions, to which the Company was or is to be a party, in which any Company director, officer, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest, except those outlined below.  The following disclosure is with respect to material transactions between the Company and related parties and with respect to material transactions, except that any material transactions relating to the Transaction described in Proposal One are described under Proposal One.

1.           Effective September 1, 2011, the Company entered into a management agreement (the “Management Agreement”) with AMHC Managed Services, Inc. (“AMMS”), a subsidiary of Accredited Members Acquisition Corporation (“AMAC”). The Company’s Chairman of the Board of Directors and officers of the Company were also officers/board members of AMAC. The significant terms of the Management Agreement provide for monthly payments to AMMS in exchange for the ability of the Company to fully utilize the management expertise, financial and accounting expertise, support staff and location of AMMS, including the expertise of the position of AMMS’ Chief Financial Officer and necessary support for compliance under the securities laws with respect to any private or public reports or registration statements the Company may file. The Management Agreement term was 12 months, and required the Company to pay AMMS a monthly fee equal to $35,000 per month. Additionally, under the Management Agreement, the Company granted AMMS a warrant to purchase 330,184 shares of Company’s common stock exercisable at $0.0007 per share, exercisable for a three-year term. The value of the warrant was determined to be approximately $49,700. The amount was recorded as a prepaid asset and was amortized over the one-year term of the Management Agreement as services are performed. AMMS exercised the warrant in full in July 2012. The Management Agreement was renewed in October 2012 for an additional one-year period with terms similar to those of the 2011 Management Agreement. In connection with the renewed Management Agreement, the Company issued an additional warrant in October 2012 to AMMS to purchase 330,184 shares of the Company’s common stock at $0.0007 per share for a three-year term. The value of the warrant was determined to be approximately $49,700. The amount was recorded as a prepaid asset and is being amortized over the one-year term of the Management Agreement as services are performed, of which approximately $12,440 and $24,870 was expensed in the three and six months ended June 30, 2013. AMMS exercised the warrant in full in October 2012. On May 17, 2013, the Company amended its terms with AMMS that AMMS will not be the “Acting CFO” nor provide senior financial management services for the Company effective the same date. Further, on June 26, 2013, the Company notified AMMS that it terminated the Management Agreement effective July 31, 2013. These functions will now be handled by the the Company’s interim CEO and interim CFO.

2.  The Company also pays rent and rent-related expenses to Accredited Members Acquisition Corporation (“AMAC”), a related party, on a month-to-month basis for office space at the AMAC corporate headquarters in Colorado Springs, Colorado. This arrangement began in October 2011 and terminated July 31, 2013, as the Management Service Agreement terminated. Base rental payments were approximately $3,500 per month. Related party rent expense was approximately $28,600 for the six months ended June 30, 2013, and approximately $55,000 for 2012 calendar year.

3.  On November 3, 2011, AMAC subscribed to a convertible note offering for $25,000 with the Company.  The promissory note carried a 5% interest rate, and was unsecured.  In addition, AMAC received 25,000 shares of the Company.  AMAC converted the note and accrued interest as of December 31, 2012, and received 18,715 common shares of the Company.

4.  On August 1, 2013, the Company entered into an unsecured promissory note with BBHC as consideration for contributed services provided to the Company for executive services provided by Mr. Mudd and Mr. Tedder, accounting and marketing support.  The note is for up to $200,000 with a maturity date of February 1, 2014. SCDC received a draw of $50,000 on August 14, 2013.  The note has a 5% interest rate which compounds monthly and is due on the maturity date of the note. The note includes terms in case of default in which the loan maybe converted to common stock of SCDC by the note holder at no less than $0.10 a share.  The note and any unpaid interest will be forgiven if, and on the date, the Company and SCDC are able to successfully negotiate a definitive agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Company’s directors and officers and any persons who own more than ten percent of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”).  All directors, officers and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports files.  Based solely on our review of the copies of Forms 3, 4 and any amendments thereto furnished to us during the fiscal year completed December 31, 2012, and subsequently, the Form 3s for each of Gary Tedder, David Lavigne, Steve Cominsky, J.W. Roth and Robert B. Mudd were not filed timely. Further, during the 2013 calendar year Forms 4 reporting four transactions for Mr. Lavigne and four transactions for Mr. Roth were not timely filed.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets out the compensation received for the fiscal years December 31, 2012 and 2011 in respect to each of the individuals who served as the Company’s chief executive officer at any time during the last fiscal year, as well as the Company’s most highly compensated executive officers:

				Option		All Other
Name and	Fiscal	Salary	Bonus	Awards		Compensation		Total
Principal Position	Year	($)	($)	($)		($)		($)
Gary Tedder,
President and Director (1)	2012	$125,000	$1,000	$13,420	(6)	$12,248		$151,668
	2011	$28,986	$1,000	$-		$3,062	(1)	$33,048

Steve Cominsky,
Chief Executive Officer and Director (2)	2012	$93,481	$1,000	$32,621	(5)	$5,820		$132,922
	2011	$-	$-	$-		$-		$-

JW Roth,
Chairman of the Board (3) (7)	2012	$-	$-	$13,420	(6)	$-		$13,420
	2011	$-	$-	$-		$-		$-

David Lavigne,
Secretary and Treasurer (8)	2012	$-	$-	$-		$420,250	(7)	$140,250
	2011	$-	$-	$-		$140,250	(7)	$140,250

Gerard Lewis,
Former Chairman of the Board (4)	2012	$-	$-	$-		$39,000		$39,000
	2011	$-	$-	$-		$3,250		$3,250

Rebecca Gregarek,
Former President and Director	2012	$-	$-	$-	$-	$-
	2011	$-	$-	$-	$-	$-

Kathy Sheehan,
Former Secretary-Treasurer, Chief Financial Officer and Director	2012	$-	$-	$-	$-	$-
	2011	$-	$-	$-	$-	$-

(1)	Mr. Tedder is a founder of the Company and has served as the Company’s President and a Director since October 2011 through the present.

(2)
Mr. Cominsky served as the Chief Operating Officer from June 15, 2012, through September 30, 2012.  On October 1, 2012, he became the Company’s Chief Executive Officer and also began serving as a Director. On June 20, 2013, Mr. Cominsky resigned his position as CEO and Director.

(3)
Mr. Roth is a founder of the Company and served as the Company’s Chairman from August 15, 2012, through his resignation date of May 17, 2013.  He has been a Director of the Company since its inception in August 2011 through his resignation date on May 17, 2013. He is a director-nominee, and will serve if the Transaction under Proposal One is approved, if the Transaction closes, and if he is elected under Proposal Two.

(4)	Mr. Lewis served as the Chairman of the Board from December 15, 2011, through August 15, 2012.

(5)
Upon his appointment as the Company’s Chief Executive Officer, Mr. Cominsky was granted an option to acquire 660,368 shares of Company common stock at $0.0150677 per share with 66,035 shares vesting immediately and the remaining shares vesting upon certain criteria.  Mr. Cominsky exercised 66,035 shares in March 2013.  In connection with his resignation on May 17, 2013, the Company agreed to accelerate the vesting of a portion of his options for 264,149 shares from March 2014 to June 2013. He exercised these options in a cashless exercise, and the stock certificate is being held by the Company per a lock-up agreement through March 2014.

(6)
On December 14, 2012, the Company entered into an indemnification agreement with JW Roth and Gary Tedder, both directors of the Company, for their personal risk regarding personal guarantees in favor of Smokin Concepts Franchising & Licensing, LLC (the “Franchisor”), which are the subject of an Area Development Agreement between the Franchisor and Smokin Concepts Franchisee Holding Corporation, a wholly owned subsidiary of the Company.  In addition to the indemnification agreements, the Company compensated Messrs. Roth and Tedder for their personal guarantees in the form of a warrant for 200,000 shares per director exercisable for ten years at $1.00 per share with the warrant vested immediately with a cashless exercise feature.

(7)
Mr. Roth and Mr. Lavigne are founders of AMHC Managed Services, Inc. (“AMMS”).  Mr Roth served as the CEO through July 31, 2013, and continues to be a controlling shareholder. Mr. Lavigne serves as the Company’s CEO and CFO and is a controlling shareholder.  The fees paid by the Company to AMMS are shown under Mr. Lavigne for 2011 and 2012 in regards to AMMS for disclosure purposes.  Under these agreements for managed services, the Company paid $140,000 in cash in 2011 and granted AMMS a warrant to exercise 330,184 shares for $250.  In 2012, the Company paid $420,000 in cash and granted AMMS a warrant to exercise 330,184 shares at an exercise price of $250.

(8)	Mr. Lavigne is a founder of the Company and began serving as the Company’s Secretary and Treasurer on from its inception in August 2011. He resigned his positions as of May 17, 2013.

Compensation Discussion and Analysis

The Board of Directors acting in lieu of a compensation committee, is charged with reviewing and approving the terms and structure of the compensation of the Company’s executive officers.  To date, the Company has not retained an independent compensation to assist the Company review and analyze the structure and terms of the Company’s executive officers.  Moreover, throughout much of the Company’s fiscal year, the same persons serving on the Board also served as Company executive officers.

The Company considers various factors when evaluating and determining the compensation terms and structure of its executive officers, including the following:

1.	The executive’s leadership and operational performance and potential to enhance long-term value to the Company’s shareholders;

2.	The Company’s financial resources, results of operations, and financial projections;

3.	Performance compared to the financial, operational and strategic goals established for the Company;

4.	The nature, scope and level of the executive’s responsibilities;

5.	Competitive market compensation paid by other companies for similar positions, experience and performance levels; and

6.	The executive’s current salary, the appropriate balance between incentives for long-term and short-term performance.

Company management is responsible for reviewing the base salary, annual bonus and long-term compensation levels for other Company employees, and the Company expects this practice to continue going forward.  The entire Board of Directors remains responsible for significant changes to, or adoption, of new employee benefit plans.  The Company believes that as relatively new company its compensation structure is fair to its executive officers as it is intended to balance the Company’s need to minimize its overhead costs yet reward its executives for individual performance and company performance.

To date the Company has not entered into any employment agreements with any of the persons who serve (or served) as the Company’s executive officers.  Currently there are no contractual commitments in place that provide for severance payments to our executive officers or similar benefits upon a change of control transaction.

The Company believes that the compensation environment for qualified professionals in the industry in which we operate is competitive.  In order to compete in this environment, the compensation of our executive officers is primarily comprised of the following components:

●	Base salary;
●	Stock option awards and/or equity based compensation;
●	Discretionary cash bonuses; and
●	Other employment benefits.

Base Salary.  Base salary, paid in cash, is the first element of compensation to our officers.  In determining base salaries for our key executive officers, the Company aims to set base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals.  The Board of Directors believes that base salary should be relatively stable over time, providing the executive a dependable, minimum level of compensation, which is approximately equivalent to compensation that may be paid by competitors for persons of similar abilities.  The Board of Directors believes that base salaries for our executive officers are appropriate for persons serving as executive officers of public companies similar in size and complexity similar to the Company.

During the Company’s 2012 and 2011 fiscal years it paid its executive officers the following base salaries:

●	Gary Tedder was paid a base salary of $125,000 in 2011 and 2012.
●	Steve Cominsky was paid a base salary of $150,000 starting June 15, 2012 which was raised to $210,000 effective October 1, 2012.

Stock Option Plan Benefits.  The Company believes that equity based compensation helps align management and executives’ interests with the interests of our shareholders.  Our equity incentives are also intended to reward the attainment of long-term corporate objectives by our executives.  We also believe that grants of equity-based compensation are necessary to enable us to be competitive from a total remuneration standpoint.   At the present time, we have one equity incentive plan for our management and employees, the 2012 Stock Option Plan.

We have no set formula for granting awards to our executives or employees.  In determining whether to grant awards and the amount of any awards, we take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package.  The Company has granted certain of its executive officers stock options under the Company’s 2012 Stock Option Plan (being Mr. Cominsky).

Discretionary Annual Bonus.  Discretionary cash bonuses are another prong of our compensation plan.  The Board of Directors believes that it is appropriate that executive officers and other employees have the potential to receive a portion of their annual cash compensation as a cash bonus to encourage performance to achieve key corporate objectives and to be competitive from a total remuneration standpoint.

We have no set bonus formula for determining or awarding discretionary cash bonuses to our other executives or employees.  In determining whether to award bonuses and the amount of any bonuses, we have taken and expect to continue to take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package, as well as the Company’s overall performance including cash flow and other operational factors.

During fiscal 2012, we paid discretionary cash bonuses to certain of the Company’s executive officers (being Messrs. Tedder and Cominsky).  In general, the bonuses paid to these executive officers were determined by the Board.

Other Compensation/Benefits.  Another element of the overall compensation is through providing our executive officers are various employment benefits, such as the payment of a monthly allowance for health care insurance and other benefits costs.

Option Grants to Our Named Executive Officers.

In accordance with the Company’s 2012 Stock Option Plan, the Company granted certain of its executive officers stock options during the Company’s 2012 fiscal year.

The following table sets forth the outstanding equity awards for each named executive officer at December 31, 2012.  There were no equity awards granted to executive officers during 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Number of Securities
Underlying Unexercised
	Options (#)		Option	Option
			Exercise	Expiration
Name and Principal Position	Exercisable	Un-exercisable	Price ($)	Date

Steve Cominsky, CEO	66,035	594,333	$0.015	09/30/2017

In 2012, the Company granted stock options to Mr. Cominsky who was then serving as the Company’s CEO to purchase an aggregate of 660,368 shares of common stock. The Company’s CEO was granted a five-year term option to acquire 660,368 shares of Company common stock at approximately $0.015 per share with 66,035 options vesting immediately and the remaining shares vesting upon the achievement of the performance objectives determined by management, as defined. During the three months ended March 31, 2013, the CEO exercised the vested options for $995. In March 2013, the board of directors modified the stock option agreement, revising the vesting conditions of the agreement from performance objectives to a service condition. Under the revised agreement, 264,149 shares vest in March 2014 and the remaining 330,184 shares vest in March 2015. On June 20, 2013, the Company’s CEO resigned his position. In connection with his resignation, the Company agreed to accelerate the vesting of a portion of his options for 264,149 shares from March 2014 to June 2013. He exercised these options in a cashless exercise, and the stock certificate is being held by the Company per a lock-up agreement through March 2014.

Compensation of Directors

To date, the Company has not provided any of the persons serving as on its directors any separate or additional consideration for serving on the Board.

INDEPENDENT PUBLIC ACCOUNTANTS

On November 14, 2012, the Company’s Board of Directors voted to dismiss its independent registered public accounting firm, MaloneBailey, LLP, of Houston, Texas, effective November 14, 2012, and to replace them with GHP Horwath, P.C., of Denver, Colorado.  MaloneBailey, LLP has rendered an independent auditor’s report on the Company’s financial statements as of December 31, 2011 and 2010, and for the years then ended.  During the years ended December 31, 2011 and 2010 and through November 14, 2012, there were no disagreements between the Company and Malone Bailey, LLP.  with respect to its accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of MaloneBailey, LLP would have caused them to make reference to the subject matter of the disagreement in connection with their report.  Further, the reports of MaloneBailey, LLP for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph describing substantial doubt about our ability to continue as a going concern.  No representatives from the Company’s new public accounting firm, GHP Horwath, P.C. are expected to attend the shareholders’ meeting.

Fees

Audit Fees.

Our independent registered public accounting firm, GHP Horwath, P.C., (“GHP Horwath”) billed us aggregate fees in the amount of approximately $25,000 for the fiscal year ended December 31, 2012 and $29,000 for the audit of fiscal year ended December 31, 2011.  These amounts were billed for professional services that GHP Horwath provided for the audit of our annual financial statements.

MaloneBailey, LLP served as Art Dimensions, Inc. independent registered public accounting firm for the period of January 1 through November 14, 2012 and for the period ended December 31, 2011.  MaloneBailey billed us aggregate fees in the amount of approximately $8,750 for the period January 1 through November 14, 2012, and approximately $13,750 for the audit of fiscal year ended December 31, 2011.

Audit-Related Fees.

None.

Tax Fees.

GHP Horwath or MaloneBailey did not bill us for any tax fees for the fiscal years ended December 31, 2012 and 2011.

All Other Fees.

GHP Horwath or Malone Bailey did not bill us for any other fees for the fiscal years ended December 31, 2012 and 2011.

PROPOSAL ONE
APPROVE BY DISINTERESTED VOTE
A RELATED PARTY TRANSACTION WHEREBY THE COMPANY WILL ACQUIRE
BOURBON BROTHERS HOLDING COMPANY LLC

The Company has signed a non-binding letter of intent dated August 1, 2013 (the “LOI”) with Bourbon Brothers Holding Company, LLC, a Colorado limited liability company (“BBHC”) pursuant to which the Company will acquire BBHC and issue shares of Company common stock such that up to 80% of the Company’s post-transaction equity will be held by the current owners of BBHC (the “Transaction”).  The Company entered into an Acquisition Agreement with BBHC on September 30, 2013, a copy of which is included as Exhibit D (the “Acquisition Agreement”).  There can be no assurance that the Company will successfully close under the Acquisition Agreement.

Although the issuance of a substantial number of shares in the BBHC Transaction will dilute shareholders, the Board of Directors believes that the substantially expanded business plan of BBHC will provide a broad-based platform as a strategic alternative to the Company’s current single concept of the Southern Hospitality brand.  While the current Denver restaurant which is 51% owned by the Company is posting promising results, the overhead of the public company administration, coupled with the high cost of build out required for each restaurant under the Southern Hospitality name, have created severe financial issues for the Company.  The Company recently amended the Franchise Agreement to reduce the monthly royalty, and also terminated the Area Development Agreement with the franchisor.  The Board believes the Transaction will alleviate some of the financial pressure by sharing the administrative overhead with an expanded concept in the restaurant space as BBHC has cash on hand and credit opportunities that the Company does not have available.  Material terms of the Acquisition Agreement include the issuance of up to 38,218,212 shares of common stock to BBHC Members in the Transaction, as well as the following:

•	The Company must take all action necessary to change its name to “Bourbon Brothers Holding Corporation.”

•	Prior to the closing of the Transaction BBHC and its subsidiary Bourbon Brothers Restaurant Group, LLC (“BBRG”) must transfer 49% of its ownership in BBRG to Bourbon Brothers Investors, LLC.

•
Prior to closing, BBHC must demonstrate to the Company Board that it has sufficient cash on hand in an amount satisfactory to accomplish at least the initial phases of BBHC’s business plan or, alternatively, must demonstrate that BBHC has already accomplished sufficient initial phases of BBHC’s business plan to support BBHC’s overall business objectives.

•
The Company must have entered into an amendment to its franchise agreement with the franchisor to the satisfaction of BBHC’s Managers, in their sole discretion (an amendment to the franchise agreement was entered into on September 23, 2013).

•	The Company and BBHC must have entered into a short term working capital loan such that the Company can continue to pursue its business plan with no working capital shortfall.

•	Either the Company or BBHC can terminate the Acquisition Agreement at any time prior to closing the transaction.

•
The Acquisition Agreement includes representations and warranties made by each party to the other party.  Two principals of BBHC, being JW Roth and Robert Mudd, are parties to the Acquisition Agreement and are jointly and severally making the representations and warranties with BBHC.

The Board of Directors is requesting approval of the material terms of the BBHC transaction by a majority of the votes cast by disinterested shareholders of the Company.  The Board of Directors has defined “disinterested shareholders” to be those Company shareholders who have a less than 10% ownership interest in BBHC.

See Exhibit A – Information about the business and operations of Bourbon Brothers Holding Company, LLC.

See Exhibit B – Bourbon Brothers Holding Company, LLC unaudited financial statements for the period from Inception (May 13, 2013) through June 30, 2013.

See Exhibit C – Proforma Financial Statements reflecting the consummation of the BBHC Transaction.

See Exhibit D – Acquisition Agreement

PROPOSAL TWO
(IF PROPOSAL ONE IS APPROVED)
ELECTION OF DIRECTORS

If Proposal One is approved, the Board of Directors is nominating two persons to be elected to the Company’s Board of Directors:  Robert B. Mudd and J.W. Roth.  If elected each director will serve for a one year term and until his or her successor is elected and qualified. Gary Tedder has expressed his intent to resign as a director if the Transaction closes.

If Proposal One is not approved, then the current Board members will continue to serve in such capacity.

Vote Required and Recommendation

To be elected each director must receive a plurality of the votes cast at the Meeting.  The Board of Directors recommends a vote “FOR” the election of Messrs. Mudd and Roth.  Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board of Directors’ slate of nominees.  Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director if the BBHC Transaction closes..  Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election.

PROPOSAL THREE
(IF PROPOSAL ONE IS APPROVED)
AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO INCREASE THE COMPANY’S AUTHORIZED CAPITAL

The Company’s Board of Directors has approved an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital from 51,000,000 shares with 50,000,000 being designated as common stock and 1,000,000 being designated as preferred stock to 120,000,00 shares, consisting of 100,000,000 common shares and 20,000,000 shares of preferred stock.

Background and Discussion of Proposed Amendment

As of October 3, 2013, the Company has 9,554,553 shares of our Common Stock issued and outstanding, and no preferred shares have been issued. Additionally, there are 1,513,964 shares underlying options, warrants and convertible notes that have been reserved for issuance.  If the Company negotiates and enters into a definitive agreement to acquire BBHC (of which there can be no assurance), upon closing up to approximately 38,218,212 shares may be issued to BBHC shareholders. Therefore, this increase in authorized capital is required in order to close the BBHC transaction, but is necessary if we desire to continue to reserve shares underlying our outstanding options and warrants even if not yet vested.

Additionally, after the BBHC transaction, the Company does not believe that it has sufficient shares of common stock available to accomplish its business objectives over the next several years.  Consequently, the Board of Directors approved, and recommends that the shareholders approve, an amendment to our Articles of Incorporation increasing the Company’s authorized common stock to 100,000,000 shares.  The authorized preferred stock would increase to 10,000,000 shares.  We anticipate that this amendment to our articles will give us sufficient authorized capital to provide:

●	The ability to issue the shares of Common Stock to the equity holders of BBHC to permit us to close upon the Transaction without the necessity of “unreserving” shares under options and warrants;
●
Significant flexibility for future financing transactions by making a sufficient number of shares of authorized capital available for general corporate purposes, such as capital raising transactions; and

●	Significant flexibility for future business acquisition activity, if any.

Subject to preferences that may be applicable to any preferred stock outstanding at the time, the holders of outstanding shares of common stock are entitled to receive dividends from assets legally available at such times and in such amounts as the Board of Directors may from time to time determine.  If this Proposal is not approved, the Company may not have sufficient capital stock to achieve future financings or for mergers or acquisitions that it may wish to pursue.

The Company believes it is in the Company’s best interest to have additional flexibility to issue shares of its common stock should the Company identify any other transactions whereby it believes it is appropriate to do so.

Anti-Takeover Effects.  The issuance of additional shares of common stock or preferred stock by the Company may also potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management.  The increase in authorized shares of common stock has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its common stock.

Dilutive Effects.  The authorization and subsequent issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of our capital stock.  The actual effect on the current holders of common stock and/or preferred stock cannot be ascertained until the shares are issued in the future.  However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Vote Required and Recommendation of Board

Proposal Three requires the affirmative vote of a majority of the votes cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” the proposed amendment to the Articles of Incorporation to increase our authorized capital.

PROPOSAL FOUR
APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES RESERVED UNDER
THE 2012 STOCK OPTION PLAN

On November 14, 2012, the Company’s Board of Directors of the Company adopted the 2012 Stock Option Plan (the “Plan”).   On April 30, 2013 the shareholders approved the Plan. As adopted by the Board and the shareholders, 1,500,000 shares of Company common stock were reserved for issuance under the Plan.  As of August 14, 2013, stock options to acquire 400,184 shares of the Company’s common stock were outstanding under the Plan.  The Board adopted an amendment to the Plan, and is seeking approval from the shareholders for such amendment, which increases the number of shares reserved under the Plan to 3,000,000 shares of Company common stock.

The Plan includes: (i) options intended to qualify as “incentive stock options” (“Incentive Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) non-incentive stock options which are not intended to qualify as Incentive Options (“Non-Incentive Options”); and (iii) shares issuable as stock bonuses (“Stock Bonuses”).

The Plan is intended to provide incentives to officers, directors, employees and other persons, including consultants, who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in the Company.  The Board of Directors believes that this also helps align the interests of the Company’s management and employees with the interests of shareholders.  The terms of the Plan concerning the Incentive Options and Non-Incentive Options are substantially the same except that only employees of the Company are eligible to receive Incentive Options; employees and other persons are eligible to receive Non-Incentive Options.  The number of shares reserved for issuance under the Plan is a maximum aggregate so that the number of Incentive Options and/or Non-Incentive Options that may be granted reduces the number of Stock Bonuses which may be granted, and vice versa.

           The following table sets forth summary information as to unexercised options granted under the Plan as of October 3, 2013.

Name and Position	Number of Options
Current Executives as a Group	0

Non-Executive Director Group	0

Non-Executive Officer Employee Group	70,000

Administration of the Plan

The Plan is administered by the Board of Directors, or a committee appointed by the Board of Directors (the “Plan Committee”).  Currently, the Board of Directors is the Plan Committee.  In addition to determining who will be granted Options or Bonuses the Plan Committee has the authority and discretion to determine when Options and Stock Bonuses will be granted and the number of Options and Stock Bonuses to be granted.  The Plan Committee also may determine a vesting and/or forfeiture schedule for Stock Bonuses and/or Options granted, the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the agreements, certificates or other instruments evidencing grants made under the Plan.  The Plan Committee may determine the purchase price of the shares of Common Stock covered by each Option and determine the Fair Market Value per share.  The Plan Committee also may impose additional conditions or restrictions not inconsistent with the provisions of the Plan.  The Plan Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

The Plan Committee also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under it, and is empowered to make all other determinations deemed necessary or advisable for the administration of it.

Eligibility

Participants in the Plan may be selected by the Plan Committee from employees, officers and directors of, and consultants to, the Plan Company and its subsidiary and affiliated companies, if any.  The Plan Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Plan Committee deems relevant to the purposes of the Plan.

The grant of Options or Stock Bonuses under the Plan does not confer any rights with respect to continuation of employment, and does not interfere with the right of the recipient or the Company to terminate the recipient’s employment, although a specific grant of Options or Stock Bonus may provide that termination of employment or cessation of service as an employee, officer, director, or consultant may result in forfeiture or cancellation of all or a portion of the Stock Bonus, the underlying restricted stock, or Options.

Adjustment

           In the event a change, such as a stock split, is made in the Company’s capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Stock Bonus (if applicable), and in the exercise price and in the number of shares subject to each outstanding Option.  The Plan Committee also may make provisions for adjusting the number of Stock Bonuses or underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company’s outstanding Common Stock.  Options and Stock Bonuses may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation; or in the alternative, the Plan Committee may take no action and provide that each Option granted under the Plan shall terminate as of a date fixed by the Plan Committee.

Income Tax Consequences of the Plan

The Incentive Options issuable under the Plan are structured to qualify for favorable tax treatment to recipients provided by Section 422 of the Code.   Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option.  In addition, provided that the stock underlying the Option is not sold within two years after the grant of the Option and is not sold within one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss.  An Optionee also may be subject to the alternative minimum tax upon exercise of his Options.  The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options.  The exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options were granted.  In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for Incentive Options.  This amount currently is $100,000.  No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

Non-Incentive Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code.  An Optionee does not recognize any taxable income at the time he or she is granted a Non-Incentive Option.  However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price.  The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company.  Upon an Optionee’s sale of shares acquired pursuant to the exercise of a Non-Incentive Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss.  Upon an Optionee’s exercise of a Non-Incentive Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with the respect to the deemed compensation.

With respect to Stock Bonuses, generally, a grantee will recognize as ordinary income the fair market value of the bonus as of the date of receipt.  If the grantee is an employee, then the grant is compensation and will be subject to income tax withholding by us (if an employee) or self-employment tax (if a non-employee).

Other Provisions

        The exercise price of any option granted under the Plan must be no less than 100% of the “fair market value” of our Common Stock on the date of grant.  Any incentive stock option granted under the Plan to a person owning more than 10% of the total combined voting power of the Common Stock shall be at a price of no less than 110% of the fair market value per share on the date of grant.

        The exercise price of an option may be paid in cash, in shares of our Common Stock or other property having a fair market value equal to the exercise price of the option, or in a combination of cash, shares and property.  The Plan Committee shall determine whether or not property other than cash or Common Stock may be used to purchase the shares underlying an option and shall determine the value of the property received.

        Anti-Takeover Effects.   The issuance of additional shares of Common Stock upon the exercise of the options may also potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger or removal of management.  The Plan has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

        Dilutive Effects.    The authorization and subsequent issuance of additional shares of Common Stock upon the exercise of the Options and Stock Bonuses granted under the Plan may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock.  The actual effect on the holders of common stock cannot be ascertained until the shares of common stock are issued in the future.  However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Vote Required and Recommendation of Board

Proposal Four requires the affirmative vote of a majority of the votes cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” this proposal.

PROPOSAL FIVE
AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO CHANGE OUR NAME
(IF PROPOSAL ONE IS APPROVED)

The Board of Directors believes that the name of the Company should be aligned with its business.  Therefore, if Proposal One is approved, the Board of Directors has adopted a resolution to amend the Company’s name in the Articles of Incorporation to “Bourbon Brothers Holding Corporation” or such other name selected by the Board to accurately reflect the business of the Company.  The resolution is subject to shareholder approval.

If the shareholders approve the proposed amendment, in addition to changing the Company’s legal name under Colorado law, the Company will notify the Financial Industry Regulatory Authority (“FINRA”) of the name change.

Vote Required and Recommendation of Board

Proposal Five requires the affirmative vote of a majority of the votes cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” this proposal.

PROPOSAL SIX
AN AMENDMENT TO AMEND ARTICLE VI OF THE ARTICLES OF INCORPORATION REFLECTING THE CORPORATE PURPOSES
 (IF PROPOSAL ONE IS APPROVED)

The Board of Directors desires to clarify the purposes of the Company and that certain actions do not constitute a taking of a corporate opportunity.  At the Meeting our shareholders will be asked to consider and approve an amendment to Article VI to the Articles of Incorporation regarding the purpose of the Company, to read as follows (italicized language is the amended language):

ARTICLE VI
Purposes

The purposes of the Corporation (through its subsidiaries) are:

1.
To develop, own and operate restaurants and branding, such as Southern Hospitality and Bourbon Brothers, and product lines to encompass all components of the brands including but not limited to cigars, bourbon, pies, etc. ~~pursuant to franchise agreements (the “Franchise Documents”) entered into with the franchisor of such concept~~; and

2.	To provide restaurant management services to other businesses.

For the purposes of the Corporation’s directors’ duties of loyalty, the investment and involvement by any directors and officers in any other business shall be considered outside the scope of the purposes of the Corporation, and not a corporate opportunity.  Thus, directors and officers of the Corporation will not be deemed to have usurped a corporate opportunity by personally investing or being involved in other businesses, even if involved in the restaurant industry~~,so long as such activities are outside the scope of the Franchise Documents~~.  Similarly, the provision of management services to a restaurant by any officer or director shall not be deemed to be a usurpation of a corporate opportunity so long as the officer or director has a personal investment in such restaurant.

The Board of Directors believes that it is important to clarify the purposes of the Company due to each officer and director of the Company having extensive involvement in other business ventures, particularly in the restaurant industry.  For example, the founders of the Bourbon Brothers entities have and will continue to personally invest and develop real estate, and such property may be leased to Bourbon Brothers and its subsidiaries.  Therefore, the Board believes it is in the best interests of the Company for it to amend its publicly stated purposes to include the expanded business plan that would occur as a result of the Transaction, via an amendment to the articles of incorporation, so all shareholders are aware of the business purposes in which the Board of Directors and officers intends to continue to have the Company engage.  In addition, the founders of Bourbon Brothers have and will continue to personally invest and develop real estate, and such property may be leased to Bourbon Brothers and its subsidiaries.

Vote Required and Recommendation of Board

Proposal Six requires the affirmative vote of a majority of the votes cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” this proposal.

ANNUAL REPORT TO SHAREHOLDERS

Included with this Proxy Statement is the Company’s 2012 Annual Report on Form 10-K for the year ended December 31, 2012, and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.

OTHER MATTERS

Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein.  However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one proxy statement and the other proxy materials are being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders.  Upon the written or oral request of a shareholder, we will deliver promptly a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy was delivered.  Shareholders desiring to receive a separate copy in the future may contact us through our Corporate Secretary, 2 North Cascade Avenue, Suite 1400, Colorado Springs, CO 80903.

Shareholders who share an address but are receiving multiple copies of the proxy statement and/or annual report may contact us through our Corporate Secretary, 2 North Cascade Avenue, Suite 1400, Colorado Springs, CO 80903, or by telephone: (719) 265-5821 to request that a single copy be delivered.

SHAREHOLDER PROPOSALS

Smokin Concepts Development Corporation expects to hold its next Annual Meeting of shareholders in May 1, 2015.  Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to Smokin Concepts Development Corporation, 2 North Cascade Avenue, Suite 1400, Colorado Springs, CO 80903, and we must receive the proposals by January 1, 2015.  Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law.  It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested.  After January 1, 2015, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

BY ORDER OF THE BOARD OF DIRECTORS:

Smokin Concepts Development Corporation
Robert B. Mudd, Chairman

PROXY

Smokin Concepts Development Corporation
2 North Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
(719) 265-5821

SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 11, 2013

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Smokin Concepts Development Corporation hereby constitutes and appoints Robert B. Mudd as attorney and proxy to appear, attend and vote all of the shares of Common Stock standing in the name of the undersigned at the Special Meeting of Shareholders to be held in the Summit Room of the Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, CO 80903 on Monday, November 11, 2013, at 10:00 a.m. local time, and at any adjournment or adjournments thereof, upon the following:

Proposal One:  To approve, by disinterested vote, a related-party transaction whereby the Company will acquire all the equity interests in Bourbon Brothers Holding Company, LLC.

For /  /                         Against /  /                                Abstain /  /

Proposal Two:  If Proposal One is approved, the election of two directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified:

J.W. Roth	For / /	Withhold Authority to vote / /
Robert B. Mudd	For / /	Withhold Authority to vote / /

Proposal Three:  If Proposal One is approved, to approve an amendment to the Company’s Articles of Incorporation to increase its authorized capital to 120,000,000 shares, consisting of 100,000,000 shares of common stock, and 20,000,000 shares of preferred stock.

For /  /                         Against /  /                                Abstain /  /

Proposal Four:   If Proposal One is approved, to approve an increase in the number of shares reserved under the 2012 Stock Option Plan.

For /  /                         Against /  /                                Abstain /  /

Proposal Five:  If Proposal One is approved, to approve an amendment to the Company’s Articles of Incorporation to change the Company’s name to “Bourbon Brothers Holding Corporation.”

For /  /                         Against /  /                                Abstain /  /

Proposal Six:  If Proposal One is approved, to approve an amendment to Article V, Section 8 of the Company’s Articles of Incorporation regarding corporate purposes.

For /  /                         Against /  /                                Abstain /  /

In their discretion, the Proxy is authorized to vote upon such other business as lawfully may come before the Meeting.  The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE.  UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage-paid envelope as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person.  A corporation must sign in its name by the President or other authorized officer.  All co-owners and each joint owner must sign.

Date:  _______________________

_____________________________________
Signature(s)

Address if different from that on envelope:

_____________________________________
Street Address

_____________________________________
City, State and Zip Code

Please check if you intend to be present at the meeting _______